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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

    The undersigned Directors of PHOENIX FOOTWEAR GROUP, INC. do hereby constitute and appoint James R. Riedman and Greg A. Tunney their true and lawful attorneys and agents, to execute the Phoenix Footwear Group, Inc. Annual Report on Form 10-K for the fiscal year ended December 27, 2003, for us and in our names as Directors, to comply with the Securities Exchange Act of 1934, and the rules, regulations and requirements of the Securities and Exchange Commission in connection therewith.

                Dated:    March 26, 2004    /s/ Edward Bloomberg
                                            --------------------
                                            Edward Bloomberg

                Dated:    March 26, 2004    /s/ Steven DePerrior
                                            --------------------
                                            Steven DePerrior

                Dated:    March 26, 2004    /s/ Gregory Harden
                                            --------------------
                                            Gregory Harden

                Dated:    March 26, 2004    /s/ James R. Riedman
                                            --------------------
                                            James R. Riedman

                Dated:    March 26, 2004    /s/ Wilhelm Pfander
                                            --------------------
                                            Wilhelm Pfander

                Dated:    March 26, 2004    /s/ John Kratzer
                                            --------------------
                                            John Kratzer

                Dated:    March 26, 2004    /s/ Gary E. Pflugfelder
                                            -----------------------
                                            Gary E. Pflugfelder

                Dated:    March 26, 2004    /s/ Greg A. Tunney
                                            --------------
                                            Greg A. Tunney